As filed with the Securities and Exchange Commission on September 7, 1999

                                                       Total Number of Pages - 4
                                                   Index to Exhibits at Page - 4

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  ___________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               NETCENTIVES INC.
            (Exact name of registrant as specified in its charter)

Delaware                                                     93-1213291
(State of incorporation or organization)                     (IRS Employer
                                                             Identification No.)

690 Fifth Street, San Francisco, CA                          94107
(Address of principal executive offices)                    (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
                          333-83443 (if applicable)

      Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                        Name of each exchange on which
      to be so registered                        each class is to be registered
      -------------------                        ------------------------------
            None                                             None


       Securities to be registered pursuant to Section 12(g) of the Act:

                            Common Stock, par value $0.001
           ------------------------------------------------------------
                                  (Title of Class)

Item 1.     Description of Registrant's Securities to be Registered
            -------------------------------------------------------

            Incorporated by reference to the information set forth under the caption "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (SEC File No. 333-83443) (the "Form S-1 Registration
                                                     ---------------------
Statement").
---------

Item 2.     Exhibits
            --------
                   The following exhibits are filed as a part of this Registration Statement:

                   1.* Specimen certificate for Registrant's Common Stock - incorporated herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

                   2.1 Amended and Restated Certificate of Incorporation - incorporated herein by reference to Exhibit 3.1 to the Form S-1 Registration Statement.

                   2.2 Form of Amended and Restated Certificate of Incorporation to be effective upon completion of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

                   2.3    Bylaws - incorporated herein by reference to Exhibit
                          3.2 to the Form S-1 Registration Statement.

                   2.4 Form of Amended and Restated Bylaws to be effective upon completion of the Registrant's initial public offering - incorporated herein by reference to Exhibit
                          3.4 to the Form S-1 Registration Statement.

                   3.0 Amended and Restated Rights Agreement among the Registrant and certain stockholders dated March 19, 1999 - incorporated herein by reference to Exhibit
                          10.19 to the Form S-1 Registration Statement.



*  To be filed by amendment.

                                   SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: September 7, 1999           NETCENTIVES INC.


                               By:  /s/ John F. Longinotti
                                  ---------------------------------------------
                                  John F. Longinotti, Executive Vice President, Operations and Chief Financial Officer

                               INDEX TO EXHIBITS

                                                                                                      Sequentially
Exhibit No.               Description                                                                 Numbered Page
----------                -----------                                                                 -------------
    1.*            Specimen certificate for Registrant's Common Stock - incorporated               Incorporated by reference
                   herein by reference to Exhibit 4.1 to the Form S-1 Registration Statement.

    2.1            Amended and Restated Certificate of Incorporation - incorporated herein by      Incorporated by reference
                   reference to Exhibit 3.1 to the Form S-1 Registration Statement.

    2.2            Form of Amended and Restated Certificate of Incorporation to be effective       Incorporated by reference
                   upon completion of the Registrant's initial public offering - incorporated herein by reference to Exhibit 3.3 to the Form S-1 Registration Statement.

    2.3            Bylaws - incorporated herein by reference to Exhibit 3.2 to the Form S-1        Incorporated by reference
                   Registration Statement.

    2.4            Form of Amended and Restated Bylaws to be effective upon completion of the      Incorporated by reference
                   Registrant's initial public offering - incorporated herein by reference to
                   Exhibit 3.4 to the Form S-1 Registration Statement.

    3.0            Amended and Restated Rights Agreement among the Registrant and certain         Incorporated by reference
                   stockholders dated March 19, 1999 - incorporated herein by reference to
                   Exhibit 10.19 to the Form S-1 Registration Statement.

*   To be filed by amendment.